Exhibit 10.1

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this “Agreement”), dated as of December 16, 2019, is by and between Genius Brands International, Inc., a Nevada corporation (the “Company”), and the undersigned holder (the “Holder”) of warrants to purchase shares of the Company’s common stock, no par value (the “Common Stock”).

WHEREAS, the Holder beneficially owns warrants to purchase shares of Common Stock at an exercise price of $3.30 per share that were issued in November 2015, as set forth on the Holder's signature page hereto (the “Original Warrants”).

WHEREAS, in order to induce the Holder to exercise the Original Warrants, the Company and the Holder hereby agree to amend the Warrants to reduce the exercise price thereof to $0.21 (the "Amended Exercise Price").

WHEREAS, the Holder desires to exercise such Original Warrants in the amounts set forth on the applicable signature pages hereto using the Amended Exercise Price and, immediately prior to such exercise and in consideration of the Holder’s exercise of such Original Warrants, the Company has agreed to issue the Holder, in addition to the shares of Common Stock to which such exercising Holder is entitled pursuant to the exercise of the Original Warrants, an equal number of new warrants as the number of Original Warrants being exercised with an exercise price of $0.3004 per share in the form attached hereto as Exhibit A (the “New Warrants”). The shares of Common Stock underlying the Original Warrants are referred to herein as the “Warrant Shares”. The shares of Common Stock underlying the New Warrants are referred to herein as the "New Warrant Shares" and collectively with the New Warrants and Warrant Shares, the "Securities".

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the New Warrants.

ARTICLE II

EXERCISE OF ORIGINAL WARRANTS

Section 2.1 Exercise of Warrants. Subject to the conditions in Section 2.3 below and the provisions of Section 2.5 below, by executing this Agreement, the Company and the Holder hereby agree that the Holder shall be deemed to have exercised the number of Original Warrants set forth on the signature page hereto for aggregate cash proceeds to the Company in the amount set forth on the Holder’s signature page hereto, pursuant to the terms of the Original Warrants, except that the exercise price thereunder shall be the Amended Exercise Price (as defined below). The Holder shall deliver the aggregate cash exercise price for such Original Warrants to the bank account set forth on the Company’s signature page hereto within one Trading Day after the date hereof and the Company shall deliver the Warrant Shares to the Holder via the Depository Trust Company Deposit or Withdrawal at Custodian system pursuant to the terms of the Original Warrants, but (i) pursuant to DWAC instructions set forth on the Holder’s signature page hereto, and (ii) with respect to the Original Warrants such that the Warrant Shares are delivered to the Holder no later than two (2) Trading Days following the Closing Date. The date of the closing of the deemed exercise of the Original Warrants pursuant to this Section 2.1 shall be referred to as the “Closing Date”.

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Section 2.2 Issuance of New Warrants. Within five Trading Days of the Closing Date, the Company shall deliver to the Holder the New Warrants to which the Holder is entitled. The Holder shall be entitled to receive a New Warrant issuable for the identical number of shares of Common Stock as the Holder is deemed to have exercised for cash pursuant to Section 2.1 above. Notwithstanding the foregoing, the Holder will be deemed to have been issued the New Warrants as of the Closing Date, despite the fact that the New Warrant is only required to be physically delivered within five Trading Days of the Closing Date.

Section 2.3 Legends; Restricted Securities. (a) The Holder understands that the New Warrants and the shares of Common Stock underlying New Warrants are not, and may never be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(b)       Certificates evidencing shares of Common Stock underlying the New Warrants shall not contain any legend (including the legend set forth in Section 2.3(a) hereof), (i) while a registration statement covering the resale of such Common Stock is effective under the Securities Act, (ii) following any sale of such Common Stock pursuant to Rule 144, (iii) if such Common Stock is eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Stock and without volume or manner-of-sale restrictions, (iv) if such Common Stock may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 as to such Common Stock, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”)). The Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date (as defined below) if required by the Company and/or the transfer agent to effect the removal of the legend hereunder, which opinion shall be in form and substance reasonably acceptable to the Holder. If such Common Stock may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Common Stock shall be issued free of all legends. The Company agrees that following the Delegend Date or at such time as such legend is no longer required under this Section 2.3(b), it will, no later than two (2) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing the Common Stock underlying the New Warrants issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing such shares that is free from all restrictive and other legends or, at the request of the Holder shall credit the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 2.3(b). “Delegend Date” means the earliest of the date that (a) a registration statement with respect to the Common Stock has been declared effective by the Commission or (b) all of the Common Stock has been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the six (6) month anniversary of (I) the Closing Date if a New Warrant is exercised pursuant to a cashless exercise or (II) the date of the related cash exercise of the New Warrants provided, in each case that the applicable holder of the New Warrants or the Common Stock, as the case may be, is not an Affiliate of the Company, the Company is in compliance with the current public information required under Rule 144 (“Current Public Information Requirement”) and all such Common Stock may be sold pursuant to Rule 144 or an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions; provided, further, however, that if the Company fails to comply with the Current Public Information Requirement at any time following the applicable six (6) month anniversary set forth above and the one (1) year anniversary of the Closing Date, the Company shall promptly provide notice to the Holder and the Holder undertakes not to sell such Common Stock pursuant to Rule 144 until the Company notifies the Holder that it has regained compliance with the Current Public Information Requirement; and provided further, that if a delegending is in effect solely as the result of the effectiveness of a registration statement covering the resale of any Common Stock, the Holder undertakes not to sell any such Common Stock if the Holder is notified or otherwise becomes aware that such registration statement has been withdrawn or suspended, contains a material misstatement or omission or has become stale. The Holder agrees with the Company that the Holder will sell or transfer any New Warrants or shares of Common Stock underlying New Warrants pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing any such securities as set forth in this Section 2.3 or otherwise is predicated upon the Company’s reliance upon this understanding.

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Section 2.4      Filing of Form 8-K. Prior to 9:00 am ET on December 16, 2019, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to the Holder disclosing the material terms of the transactions contemplated hereby and pursuant to substantially similar agreements with other Company warrant holders, which shall include this form of Agreement (the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information.

Section 2.5.    Amendment to Exercise Price in Original Warrants. The Company and the Holder hereby agree to amend and restate Section 2(b) of the Original Warrants as follows: "b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.21, subject to adjustment hereunder (the "Exercise Price")".

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1     Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a)        Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)        Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(c)        Registration Statement. The Warrant Shares are registered for resale on a Form S-3 Registration Statement (the “Registration Statement”) and the Company knows of no reasons why such Registration Statement shall not remain available for the resale by the Holder of such Warrant Shares for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statement effective and available for the resale of the Warrant Shares underlying the Original Warrants until all Original Warrants are exercised and the Warrant Shares are sold by the Holder. If the Company is unable to keep the Registration Statement effective and available, the Holder may exercise the Original Warrants by means of a cashless exercise in accordance with the terms of the Original Warrants, but using the Amended Exercise Price.

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(d)        No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected which have not been waived, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(e)        Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and substantially similar agreements with other Company warrant holders, the Company confirms that neither it nor any other Person acting on its behalf has provided any of Holder or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

(f)        Issuance of Securities. The issuance of the New Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, the New Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. As of the Closing Date, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds the maximum number of Warrant Shares issuable upon exercise of the New Warrants (without taking into account any limitations on the exercise of the New Warrants set forth therein). Upon exercise of the New Warrants in accordance with the New Warrants, the Warrant Shares when issued will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 3.2 of this Agreement, the offer and issuance by the Company of the New Warrants is exempt from registration under the 1933 Act.

(g)        No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the New Warrants.

(h)        No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the New Warrants or the shares of Common Stock underlying the New Warrants (collectively, the “Securities”) under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of shareholders of the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable shareholder approval provisions.

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(i)         No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Holder a copy of any disclosures provided thereunder.

Section 3.2     Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement.

(a)        Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b)        No Conflicts. The Holder represents and warrants that the execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c)        Access to Information. The Holder acknowledges that it has had the opportunity to review this Agreement and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Original Warrants and the merits and risks of investing in the Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder acknowledges and agrees that neither Bradley Woods & Co., Ltd. (the “Advisor”) nor any Affiliate of the Advisor has provided the Holder with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Advisor nor any Affiliate has made or makes any representation as to the Company or the quality of the securities issued and issuable hereunder and the Advisor and any Affiliate may have acquired non-public information with respect to the Company which the Holder agrees need not be provided to it. In connection with the issuance of the securities hereunder to the Holder, neither the Advisor nor any of its Affiliates has acted as a financial advisor or fiduciary to the Holder.

(d)        Holder Status. The Holder represents and warrants that is an “accredited investor” as defined in Rule 501 under the Securities Act.

(e)        Knowledge. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

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ARTICLE IV

MISCELLANEOUS

Section 4.1     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made by email to the email address of the Holder set forth on Holders’ signature page.

Section 4.2     Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the New Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4     Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the New Warrants.

Section 4.6     Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7     Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.8     Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrant Shares.

Section 4.9     Prospectus Supplement. On or prior to the Closing Date, the Company shall file with the Commission a supplement (the "Supplement") pursuant to the Rule 424(b)(3) as part of the Registration Statement on S-3 (registration number 333-208540) to give effect to the Amended Exercise Price.

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IN WITNESS WHEREOF, the undersigned have executed this Warrant Exercise Agreement as of the date first written above.

COMPANY:

GENIUS BRANDS INTERNATIONAL, INC.

By:  _______________________________

Name:   ____________________________

Title:  ______________________________

Bank Account and Wire Instructions

[insert]

WARRANT HOLDER:

[NAME OF WARRANT HOLDER]

By:  _______________________________

Name:   ____________________________

Title:  ______________________________

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[HOLDER SIGNATURE PAGES TO GNUS

WARRANT EXERCISE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Number of Original Warrants held:
Number of Original Warrants deemed exercised:

Aggregate Exercise Price of Warrants deemed Exercised:

Warrant Shares underlying Warrants deemed Exercised:

Instructions for Warrant Shares to be issued upon initial exercise of Original Warrants: _________________

Number of New Warrants to be issued to Holder upon deemed Exercise:

Address for Delivery of New Warrants for Holder: _______________________________________________

DWAC Instructions:

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